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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)               July 3, 2003
                                                  -----------------------------


                               The Players Network
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             (Exact name of registrant as specified in its charter)



         Nevada                       0-29363              88-0343702
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(State or Other Jurisdiction          Commission          (IRS Employer
of Incorporation)                     File No.             Identification No.)


4620 Polaris Ave., Las Vegas, Nevada                                89103
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:           (702) 895-8884
                                                     --------------------------



                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

KO Ventures, LLC ("KO") has advised The Players Network (the "Company") that KO will not be in a position to continue to make its agreed installment investments in the Company's Common Stock. During recent months the Company had granted certain extensions of time to KO to continue making its installment purchases but no further extensions were granted in June 2003. KO had invested $300,000 of the $4,500,000 agreed investment amount. The Company is seeking capital from other sources.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            THE PLAYERS NETWORK


Date:  July 3, 2003                 By:     /s/ Mark Bradley
                                       -----------------------------------------
                                            Mark Bradley
                                            President






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